SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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UNIVERSAL FOG, INC.
(Name of Registrant As Specified In Its Charter)

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INFORMATION STATEMENT

January 26, 2009

UNIVERSAL FOG, INC.

GENERAL

This Information Statement is being distributed to the holders of record of the common stock, par value $.0001 per share (“Common Stock”), of Universal Fog, Inc., a Delaware corporation (the “Company”), on or about the close of business on January 26, 2009 (the “Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Information Statement advises shareholders of actions taken and approved on January 9, 2009 by Sun Xin, who comprises the Board of Directors, and ratified on January 9, 2009 by Sun Xin, the holder of a majority of the Company’s outstanding shares of Common Stock (the “Majority Shareholder”), to change the name of the Company to China Health Industries Holdings, Inc. (the “Name Change”).

The Name Change will not become effective until the filing with the Office of the Secretary of State of Delaware of a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Amendment”) at least twenty (20) days after the date of the mailing of this Information Statement to the Company’s shareholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Reverse Acquisition

Between September 10, 2007 and December 31, 2008, the Company consummated a number of related transactions through which it acquired control of Harbin Humankind Biology Technology Co., Limited (“Harbin Humankind”), a company based in the People’s Republic of China (the “PRC”).

Harbin Humankind was incorporated under the People’s Republic of China on December 14, 2003 and completed its GMP certification on April 24, 2007.  It is in the business of the manufacture and sale of health products, “green” (or organic) food and the detection of disease susceptibility or pre-disposition through genetic studies.   Its business is conducted through chain-stores and, with regard to the sale of the Company’s products, eventually over the internet.  Harbin Humankind also serves as an OEM manufacturer on an ad hoc basis for the production and packaging of various health food and health food supplements.  Harbin Humankind’s wholly-owned subsidiary, Harbin Huimejia Medicine Company (“Huimeijia”), which was incorporated on October 14, 2008, will be producing and selling the Company’s medical drugs after it has been GMP-certified.

The Company acquired control of Harbin Humankind through the consummation of three agreements, described in further detail below.

The Securities Purchase Agreement

On September 10, 2007,  the Company, Thomas Bontems (“Bontems”) and Sun Xin (“Buyer”) entered into a Securities Purchase Agreement dated as of September 10, 2007 (the “Securities Purchase Agreement”), pursuant to which Buyer agreed to purchase from Bontems a total of 22,000,545 shares of Common Stock and the Company agreed to issue 2,061,200 shares of Common Stock Buyer, representing an aggregate of 24,061,745 shares, or 51.53% of the total issued and outstanding shares of common stock of the Company on a fully-diluted basis.

The purpose of Buyer’s acquisition of 51.53% of the Company’s Common Stock pursuant to the Securities Purchase Agreement was to acquire majority control of the outstanding Common Stock of the Company and thereafter negotiate a share exchange agreement with management of the Company under which Buyer would exchange all of the share capital of China Health for Common Stock of the Company, with China Health becoming a wholly owned subsidiary of the Company.

The Asset Purchase and Sale Agreement

Pursuant to the Securities Purchase Agreement, the Company and Universal Fog Systems, Inc. (“Universal Fogs Systems”) entered into an Asset Purchase and Sale Agreement on September 10, 2007  under which the Company agreed to transfer to Universal Fog Systems all of its assets and liabilities in two separate closings.

The terms of the Asset Purchase and Sale Agreement provide that the liabilities of the Company were transferred on September 10, 2007 to Universal Fog Systems. The assets of the Company would be transferred in a second stage closing after the share exchange with China Health is consummated (see below).

The second closing on the Asset Purchase and Sale Agreement occurred on December 31, 2008 simultaneous with the closing of the Share Exchange Agreement, wherein all the assets of the Company were transferred to Universal Fog Systems.

The Share Exchange Agreement

As the majority shareholder of the Company, the Buyer was successful in negotiating a share exchange agreement with Harbin Humankind, dated for reference as of October 15, 2007 (the “Share Exchange Agreement”), in which all of the issued and outstanding shares of common stock China Health would, at closing, be exchanged for 60,000,000 shares of Common Stock of the Company.  Harbin Humankind is a wholly-owned subsidiary of China Health.

The share exchange was conditioned on the prior consummation by the Company of a 1:20 reverse stock split of the Common Stock of the Company, which was completed and effective on November 13, 2008.

The share exchange closed on December 31, 2008.   As a result, Sun Xin now owns 61,203,088 shares of Common Stock, representing 98.3% of the 62,234,737 total outstanding shares of Common Stock of the Company.

Our Corporate Structure

As set forth in the following diagram, as a result of the share exchange and change of control, the corporate structure of the Company is now as follows:

THE NAME CHANGE

The Company believes that, in light of the Company’s acquisition of China Health and its operating entity, Harbin Humankind, in the share exchange, the Name Change would be in the best interests of the Company because it would more accurately describe the Company’s business. The Board of Directors approved, and the Majority Shareholder ratified, an amendment to the Company’s Certificate of Incorporation to change the Company’s name from “Universal Fog, Inc.” to “China Health Industries Holdings, Inc.”  The name change will become effective immediately upon the filing of the Amendment with the Office of the Secretary of State of Delaware, at which time the Company will also change its name and stock symbol on the Over the Counter Bulletin Board (“OTCBB”). The filing will be made at least twenty (20) days after the date this Information Statement is first sent to shareholders.

Purpose of the Information Statement

This information statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company's shareholders as of the close of business on the Record Date of the Name Change approved by the Board of Directors and ratified by the Majority Shareholder.

As outlined in this Information Statement, shareholders holding a majority of the Company's outstanding Common Stock have voted in favor of changing the Company’s legal name, which action is expected to take effect on or around February 16, 2009.

Notice

Each shareholder of Common Stock as of the Record Date will be entitled to notice of the Name Change that has been approved by the Board of Directors and ratified by the requisite number of shareholders. The Majority Shareholder which held, as of the close of business on January 9, 2009, in excess of fifty percent (50%) of the Company's outstanding shares of Common Stock, has indicated that it has voted in favor of the Name Change. Under Sections 216 and 228(a) of the Delaware General Corporation Law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Name Change is required.

Outstanding Shares and Voting Rights

As of the Record Date, the Company's authorized capitalization consisted of 300,000,000 shares of Common Stock, of which 62,234,737 shares were issued and outstanding.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.

Authorization by the Directors and the Majority Shareholder

Under Section 141(f) of the Delaware General Corporation Law and the Company’s Certificate of Incorporation, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or of the committee. Further, under Section 228(a) of the Delaware General Corporation Law and the Company’s Certificate of Incorporation, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. Under Section 216 of the Delaware General Corporation Law and the Company’s Certificate of Incorporation, as amended, the approval of the abovementioned Name Change requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each share is entitled to one vote per share on any matter which may properly come before the shareholders.

On January 9, 2009, the Board of Directors unanimously authorized the Name Change and the filing of the Amendment by Written Consent of the Board of Directors as set forth in Exhibit A to this Information Statement.

On January 9, 2009, the Majority Shareholder of the Company and holder of 98.3% of the total outstanding Common Stock and 61,203,088 votes, ratified the Board of Directors’ Written Consent and further authorized the Name Change and the filing of the Amendment by Written Consent of the Majority Shareholder as set forth in Exhibit B to this Information Statement. As of the close of business on January 9, 2009, the Company had outstanding 62,234,737 shares of Common Stock.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Name Change and is furnishing this Information Statement solely for the purpose of informing shareholders of the Name Change, in the manner required under the Exchange Act, before the Amendment effectuating the Name Change may be filed.

Effective Date

The Name Change will become effective immediately upon the filing of the Amendment with the Office of the Secretary of State of Delaware.

Pursuant to Rule 14c-2 under the Exchange Act, the filing will be made at least twenty (20) days after the date on which this Information Statement has been mailed to the shareholders. The Company anticipates that the action contemplated herein will be effected on or about the close of business on February 16, 2009.

This Information Statement will serve as written notice to shareholders pursuant to Section 228(e) of the Delaware General Corporation Law.

Absence of Dissenters’ Rights of Appraisal

Neither the adoption by the Board of Directors nor the ratification by the Majority Shareholder of the Name Change provides shareholders any right to dissent and obtain appraisal of or payment for such shareholder’s shares under the Delaware General Corporation Law, the Certificate of Incorporation or the Bylaws.

Distribution and Costs

The Company will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple shareholders sharing an address, unless contrary instructions are received from one or more of such shareholders. Upon receipt of a written request at the address noted above, the Company will deliver a single copy of this Information Statement and future shareholder communication documents to any shareholders sharing an address to which multiple copies are now delivered.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of January 16, 2009, with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company's directors and executive officers as a group. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

Except as otherwise specified below, the address of each beneficial owner listed below is Harbin Humankind Biology Technology Co. Limited, 168 Binbei Street, Songbei District, Harbin, Heilongjiang Province, People’s Republic of China.

Title of Class	Name	Amount and Nature of Beneficial Owner (2)	Percent of Class(3)
Common Stock	Sun Xin Chairman, Chief Executive Officer and Chief Financial Officer	61,203,088	98.3%

Common Stock	Thomas Bontems Chief Executive Officer (1)	13,813	0.02%

Common Stock	All officers and directors as a group (1 person)	61,203,088	98.3%

(1)	Mr. Bontems resigned as our Chief Executive Officer with effect from December 31, 2008. On the same day, Mr. Sun replaced Mr. Bontems as our Chief Executive Officer.

(2)	The number of shares reflects the 1:20 reverse split of the Company’s common stock that became effective on November 13, 2008.

(3)
Based upon 62,234,737 total issued and outstanding shares of the Company as of January 16, 2009, which reflects the 1:20 post reverse split of the Company’s common stock that became effective on November 13, 2008.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors has recommended approval of the Name Change to the Majority Shareholder.

By Order of the Board of Directors
January 16, 2009

/s/ Sun Xin
Name: Sun Xin
Title: Director	Date: January 16, 2009

EXHIBIT A

UNIVERSAL FOG, INC.

WRITTEN CONSENT OF THE BOARD OF DIRECTORS
TO ACTION TAKEN WITHOUT A MEETING

January 9, 2009
_______________________________________________________

 The undersigned, being the sole member of the board of directors (the “ Board ”) of Universal Fog, Inc., a Delaware corporation (the “ Company ”), acting pursuant to Section 141(f) of the Delaware General Corporation Law, do hereby waive all notice of the time, place and purpose of a special meeting and hereby consent and agree to the adoption of the following resolutions, with the same force and effect as if made at a duly convened and held meeting of the board of directors of the Company:

WHEREAS, on December 31, 2008, the Company consummated a reverse merger via a share exchange agreement entered into on October 15, 2007, and, as a result of the reverse merger, China Health became a wholly-owned subsidiary of the Company and its subsidiary, Harbin Humankind, Biology Technology Co. Limited (“Harbin Humankind”), became the primary operating entity of the Company;

WHEREAS, the Board deems it in the best interest of the Company to change the fiscal year of the Company to conform to the fiscal year of Harbin Humankind ending June 30;

WHEREAS, in the opinion of the Board it is advisable and in the best interests of the Company to change the name of the Company from “Universal Fog, Inc.” to “China Health Industries Holdings, Inc.” so as to more accurately describe the Company’s business;

 NOW, THEREFORE, be it

RESOLVED , that the Company’s fiscal year be, and hereby is, changed from December 31 to June 30; and be it further

RESOLVED , that the Company’s name be, and hereby is, changed from “Universal Fog, Inc.” to “China Health Industries Holdings, Inc.”; subject to the filing of an Information Statement pursuant to Regulation 14C under the Securities Exchange Act of 1934 (the “Information Statement”) and the mailing of the same to the shareholders of the Company; and be it further

RESOLVED , that the Company be, and hereby is, approved and authorized to file a Certificate of Amendment with the State of Delaware to amend the Company’s Certificate of Incorporation, as amended, to change the name of the Company to “China Health Industries Holdings, Inc.”, such that Article FIRST is superseded and replaced as follows:

“The name of this corporation is: CHINA HEALTH INDUSTRIES HOLDINGS, INC.”

and be it further

RESOLVED , that the proper officers of the Company be, and they and each of them hereby are, authorized and empowered, in the name of the Company and on its behalf, to prepare and file with the Securities and Exchange Commission (the “Commission”) and distribute to the shareholders of the Company an Information Statement with respect to the change in the name of the Company to China Health Industries Holdings, Inc., such Information Statement to be in such form as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable, in conformance with applicable laws, rules and regulations, any such determination to be conclusively evidenced by the preparation, signing, filing and distribution by such officers of the Information Statement; and be it further

RESOLVED, that the record date for determining shareholders to receive the Information Statement (the “Record Date”) be, and it is hereby, fixed as the close of business on January 9, 2009; and be it further

RESOLVED , that the proper officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Company to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability, and be it further

RESOLVED , that as used in the foregoing resolutions, the term “the proper officers” of the Company shall mean the Chief Executive Officer, the President, and the Chief Financial Officer of the Company, and each of them, and with respect to matters involving only certification, attestation or countersignatures, any Secretary or Assistant Secretary of the Company; and that the proper officers of the Company be, and each of them acting alone hereby is, authorized and empowered, acting in the name and on behalf of the Company, to take such action and to execute and deliver all agreements, documents, and instruments referred to expressly or generally in the preceding resolutions, and any amendments, supplements, or modifications to any of such agreements, documents, and instruments; such actions, agreements, documents, instruments, amendments, supplements, and modifications shall be in such form and substance as the proper officer executing the same may, in his or her sole discretion, deem to be in the best interest of the Company in connection with or arising out of the actions contemplated by the foregoing resolutions; and be it further

RESOLVED ,   that any and all actions heretofore taken by the directors or officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions.

This Written Consent may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile signatures shall be deemed to have the same effect as originals.

[ Signature Page Follows ]

IN WITNESS WHEREOF , the undersigned has executed this written consent effective as of the date first above written.

By:	/s/ Sun Xin

EXHIBIT B

UNIVERSAL FOG, INC.

WRITTEN CONSENT IN LIEU OF MEETING
OF THE SHAREHOLDERS

January 9, 2009
_______________________________________________________

 The undersigned, constituting the majority of the shareholders (the “ Majority Shareholder ”) of Universal Fog, Inc., a Delaware corporation (the “ Corporation ”), hereby executes this written consent to action in accordance with Section 228(a) of the Delaware General Corporation Law, and adopts the following resolutions, effective as of January 9, 2009:

WHEREAS , on January 9, 2009, the Corporation’s Board of Directors approved by unanimous written consent (i) an action to change the Corporation’s name from “Universal Fog, Inc.” to “China Health Industries Holdings, Inc.”; subject to the filing of an Information Statement pursuant to Regulation 14C under the Securities Exchange Act of 1934 (the “Information Statement”) and the mailing of the same to the shareholders of the Company; and (ii) an action to amend the Corporation’s Certificate of Incorporation to change the name of the Corporation from “Universal Fog, Inc.” to “China Health Industries Holdings, Inc.” (the “Corporate Actions”);

WHEREAS , in the opinion of the Majority Shareholder, it is advisable and in the best interests of the Corporation to ratify the Corporate Actions;

NOW THEREFORE BE IT:

RESOLVED , that the Majority Shareholder ratifies the Corporate Actions and authorizes and directs the Corporation to file a Certificate of Amendment with the State of Delaware to amend the Corporation’s Certificate of Incorporation, as amended, to change the name of the Corporation to “China Health Industries Holdings, Inc.”, such that Article FIRST is superseded and replaced as follows:

“The name of this corporation is: CHINA HEALTH INDUSTRIES HOLDINGS, INC.”

and be it further

RESOLVED , that the proper officers of the Corporation be, and they and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to prepare and file with the Securities and Exchange Commission (the “Commission”) and distribute to the shareholders of the Corporation an Information Statement pursuant to Regulation 14C under the Securities Exchange Act  of 1934, as amended (the “Information Statement”) with respect to the change in the name of the Corporation to China Health Industries Holdings, Inc., such Information Statement to be in such form as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable, in conformance with applicable laws, rules and regulations, any such determination to be conclusively evidenced by the preparation, signing, filing and distribution by such officers of the Information Statement; and be it further

RESOLVED, that the record date for determining shareholders to receive the Information Statement (the “Record Date”) be, and it is hereby, fixed as the close of business on January 9, 2009; and be it further,

RESOLVED , that the appropriate corporate officers be, and each of them with full authority to act without the others hereby is, authorized and directed for and on behalf of the Corporation to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which, in any such officer's judgment, may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability, and be it further

RESOLVED, that this consent may be signed in one or more counterparts.

[ Signature Page Follows ]

The action taken by this consent shall have the same force and effect as if taken at a meeting of the shareholders of the Corporation, duly called.

/s/ Sun Xin
Sun Xin
Common Shares: 61,203,088 Date: January 9, 2009